UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Annual Report

to Shareholders

DWS Health and Wellness Fund

(formerly DWS Health Care Fund)

(On August 11, 2014, DWS Health and Wellness Fund will be renamed Deutsche Health and Wellness Fund.)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
35 Report of Independent Registered Public Accounting Firm
36 Information About Your Fund's Expenses
38 Tax Information
39 Advisory Agreement Board Considerations and Fee Evaluation
44 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy

In seeking long-term growth of capital, the fund’s managers employ bottom-up research, top-down analysis which considers economic outlook and an industry's potential to benefit from changes in the overall business environment, and a growth orientation in making the fund’s health care and wellness sector investments.

Over the past 12 months, health care stocks outperformed the broader equity market as the sector drew increased investor interest, driven by several merger and acquisition transactions — especially among specialty pharmaceuticals companies — which led to meaningful gains. In addition, investors appeared to be less concerned than before regarding potential negative impacts on the sector from the Affordable Care Act, as the federal government’s initial enrollment targets were met.

For its most recent fiscal year ended May 31, 2014, DWS Health and Wellness Fund Class A shares posted a 29.49% total return, outperforming the 20.45% return of the Standard & Poor’s 500® (S&P 500) Index and the 26.50% return of the fund’s secondary benchmark, the S&P® North American Health Care Sector Index.

On June 2, 2014, the fund changed its name to DWS Health and Wellness Fund. The name change reflects the fact that the portfolio will now include stocks that provide products or services that promote or aid in achieving a healthy lifestyle. This can include food and nutrition companies, apparel firms and gym operators.

"Over the past 12 months, health care stocks outperformed the broader equity market as the sector drew increased investor interest, driven by several merger and acquisition transactions — especially among specialty pharmaceuticals companies — which led to meaningful gains."

Positive Contributors to Fund Performance

Our overweight within specialty pharmaceutical and select biotechnology stocks contributed positively to performance during the period.

Within specialty pharmaceutical companies, the fund’s position in Anacor Pharmaceuticals, Inc. contributed meaningfully to performance, as the company made significant progress on the development of two key drug candidates. Positions in Forest Laboratories, Inc. and Actavis PLC also were additive, as both stocks appreciated meaningfully following Actavis’ acquisition of Forest Laboratories. In addition, holdings in Furieux Pharmaceuticals, Inc. added to performance following positive late-stage clinical data for the company’s irritable bowel syndrome drug and its subsequent acquisition by Forest Laboratories (now an Actavis subsidiary).

In addition, several biotechnology holdings, namely Alnylam Pharmaceuticals, Inc., InterMune, Inc., Onyx Pharmaceuticals, Inc. and Astex Pharmaceuticals, Inc., contributed strongly to returns. Shares of Alnylam benefited from positive clinical data on several of its drugs in development, as well as from the signing of a partnership with Genzyme Corporation. InterMune was strongly boosted by positive late-stage clinical data for its lung disease drug pirfenidone. Lastly, Onyx Pharmaceuticals and Astex Pharmaceuticals were acquired by Amgen, Inc. and Otsuka Holdings Co., Ltd.,* respectively, at attractive premiums.

* Not held in the portfolio as of May 31, 2014.

Negative Contributors to Fund Performance

One of the largest individual detractors from performance during the period came from the fund’s position in Ariad Pharmaceuticals, Inc. The company’s stock price declined dramatically after the FDA requested that Ariad withdraw its cancer drug from the market based on safety concerns. We eliminated the position. Another major detractor came from holdings in Sanofi, as delays in their drug development and approvals led to underperformance during the period.

Several underweight positions compared with the benchmark also subtracted from the fund’s relative return: An underweight to Valeant Pharmaceuticals International, Inc., a specialty pharmaceutical company focused on dermatology and ophthalmology, detracted as the company made several acquisitions that have the potential to boost earnings on a near- and long-term basis. In addition, a lack of holdings in WellPoint, Inc. was subtractive as the firm posted gains after delivering on its earnings targets.

Outlook

We believe that health care stock prices could remain fairly stable near term, as we await more data regarding the impact of increased insurance coverage under the Affordable Care Act, which became effective January 1, 2014. In addition, we believe that increased government scrutiny of drug pricing and tax inversion transactions (where a U.S.-based company acquires a foreign firm and then transfers its base of operations to that lower-tax jurisdiction) could cap near-term health care sector performance. Longer term, we believe that the prospects for health care stocks are promising, based on positive global demographic trends and the continuing emergence of new technologies.

Ten Largest Equity Holdings at May 31, 2014 (30.2% of Net Assets)
1. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	4.0%
2. Merck & Co., Inc. A global pharmaceutical company	3.6%
3. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and other products	3.3%
4. Johnson & Johnson Provider of health care products	3.3%
5. Biogen Idec, Inc. Develops, manufactures and commercializes therapies focusing on neurology, oncology and immunology	3.3%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.8%
7. Actavis PLC Manufactures specialty pharmaceuticals	2.6%
8. AbbVie, Inc. Researches and develops pharmaceutical products	2.5%
9. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	2.4%
10. UnitedHealth Group, Inc. Operator of organized health systems	2.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Portfolio Management Team

Leefin Lai, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2001.

— Joined Deutsche Asset & Wealth Management in 2001.

— Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

— Over 19 years of investment industry experience.

— BS and MBA, University of Illinois.

Thomas E. Bucher, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1995.

— Portfolio Manager for global health care and infrastructure based in Frankfurt, Germany.

— Previously served as analyst and portfolio manager for different European sectors and Eastern European equities. Also, served as a consultant to the Advisor regarding the fund from 2002–2010.

— MA in economics, University of Tuebingen, Germany.

Effective June 2, 2014, the fund's portfolio management team is as follows:

Leefin Lai, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2001.

— Joined Deutsche Asset & Wealth Management in 2001.

— Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

— Over 19 years of investment industry experience.

— BS and MBA, University of Illinois.

Thomas Hynes, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995–2004; served as US equity portfolio manager at Citigroup Asset Management from 2004–2007; rejoined Deutsche Asset Management in 2007.

— Portfolio manager for US Large Cap Equity: New York.

— BS in Finance and Economics, Fordham University; CFA Charterholder.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2000.

— Equity Research Analyst covering the financial services sector from 2001–2009.

— Previously served as a member of the Large Cap Core Equity team.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College; CFA Charterholder.

Peter Barsa, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1999.

— Research Analyst for Global Small, US Small and US Mid Cap Equities: New York.

— BS in Finance, Villanova University.

Michael A. Sesser, CFA, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Asset Management in 2009.

— Portfolio Manager and Equity Research Analyst: New York.

— Previously, Business Intelligence Analyst, Corporate Executive Board (best practices research company) from 2005–2007; Research Associate, Competition Policy Associates (economics consulting firm) from 2003–2005.

— BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan; CFA Charterholder.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P North American Health Care Sector Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary May 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	29.49%	21.41%	10.26%
Adjusted for the Maximum Sales Charge (max 5.75% load)	22.04%	19.99%	9.61%
S&P 500® Index†	20.45%	18.40%	7.77%
S&P® North American Health Care Sector Index††	26.50%	22.02%	10.29%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	28.49%	20.47%	9.38%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	25.49%	20.37%	9.38%
S&P 500® Index†	20.45%	18.40%	7.77%
S&P® North American Health Care Sector Index††	26.50%	22.02%	10.29%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	28.54%	20.54%	9.43%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	28.54%	20.54%	9.43%
S&P 500® Index†	20.45%	18.40%	7.77%
S&P® North American Health Care Sector Index††	26.50%	22.02%	10.29%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	29.80%	21.76%	10.55%
S&P 500® Index†	20.45%	18.40%	7.77%
S&P® North American Health Care Sector Index††	26.50%	22.02%	10.29%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	29.82%	21.89%	10.71%
S&P 500® Index†	20.45%	18.40%	7.77%
S&P® North American Health Care Sector Index††	26.50%	22.02%	10.29%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2013 are 1.45%, 2.35%, 2.18%, 1.18% and 1.15% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/14	$36.68	$31.49	$31.76	$38.37	$39.52
5/31/13	$30.50	$26.69	$26.89	$31.73	$32.62
Distribution Information as of 5/31/14
Capital Gain Distributions, Twelve Months	$2.51	$2.51	$2.51	$2.51	$2.51

Investment Portfolio as of May 31, 2014
	Shares	Value ($)

Common Stocks 98.3%
Health Care 98.3%
Biotechnology 22.1%
Acorda Therapeutics, Inc.*	14,805	486,788
Alexion Pharmaceuticals, Inc.*	32,269	5,366,980
Alkermes PLC*	71,175	3,260,527
Alnylam Pharmaceuticals, Inc.*	8,559	507,463
Amgen, Inc.	63,067	7,315,141
Anacor Pharmaceuticals, Inc.* (a)	85,912	1,159,812
Biogen Idec, Inc.*	31,316	10,001,391
BioMarin Pharmaceutical, Inc.*	52,368	3,035,249
Celgene Corp.*	43,874	6,714,038
Celldex Therapeutics, Inc.* (a)	39,842	582,092
Cubist Pharmaceuticals, Inc.*	16,943	1,128,404
Gilead Sciences, Inc.* (a)	149,173	12,114,339
Incyte Corp., Ltd.*	49,995	2,477,252
InterMune, Inc.* (a)	36,956	1,464,197
Isis Pharmaceuticals, Inc.*	19,507	569,995
Medivation, Inc.*	14,637	1,066,013
Momenta Pharmaceuticals, Inc.*	44,933	556,720
Neurocrine Biosciences, Inc.*	41,597	577,782
Pharmacyclics, Inc.*	7,720	685,768
Puma Biotechnology, Inc.*	4,587	350,584
Regeneron Pharmaceuticals, Inc.*	11,787	3,618,138
Retrophin, Inc.*	43,341	633,645
Spectrum Pharmaceuticals, Inc.* (a)	90,098	701,864
Vertex Pharmaceuticals, Inc.*	38,405	2,775,145
		67,149,327
Health Care Services 16.0%
Aetna, Inc.	61,400	4,761,570
AmerisourceBergen Corp.	40,767	2,983,329
Cardinal Health, Inc.	58,047	4,099,860
Catamaran Corp.*	42,965	1,880,148
Centene Corp.*	32,583	2,428,085
Cerner Corp.*	37,375	2,020,119
CIGNA Corp.	33,528	3,010,144
CVS Caremark Corp.	29,852	2,338,009
Express Scripts Holding Co.*	58,715	4,196,361
HCA Holdings, Inc.*	76,352	4,045,892
Humana, Inc.	14,484	1,802,679
McKesson Corp.	27,707	5,254,355
UnitedHealth Group, Inc.	91,322	7,271,971
Universal Health Services, Inc. "B"	27,703	2,481,358
		48,573,880
Life Sciences Tools & Services 4.1%
Agilent Technologies, Inc.	46,071	2,623,283
Illumina, Inc.* (a)	18,746	2,966,554
PAREXEL International Corp.*	23,933	1,207,420
PerkinElmer, Inc.	34,531	1,552,859
Thermo Fisher Scientific, Inc.	35,738	4,178,130
		12,528,246
Medical Supply & Specialty 14.1%
AtriCure, Inc.*	41,318	682,573
Baxter International, Inc.	51,208	3,810,387
Boston Scientific Corp.*	346,795	4,449,380
C.R. Bard, Inc.	10,164	1,503,357
CareFusion Corp.*	51,746	2,221,456
CONMED Corp.	45,327	2,035,182
Covidien PLC	64,012	4,679,917
Edwards Lifesciences Corp.*	14,581	1,183,977
HeartWare International, Inc.*	16,991	1,532,079
Insulet Corp.*	33,064	1,211,134
Medtronic, Inc.	85,069	5,191,761
St. Jude Medical, Inc.	36,894	2,394,421
Stryker Corp.	49,084	4,147,107
The Cooper Companies, Inc.	11,071	1,428,381
Thoratec Corp.*	29,867	989,195
Tornier NV*	48,947	1,052,850
Vascular Solutions, Inc.*	20,404	417,874
Zeltiq Aesthetics, Inc.*	43,181	754,804
Zimmer Holdings, Inc.	30,212	3,152,622
		42,838,457
Pharmaceuticals 42.0%
Abbott Laboratories	117,970	4,719,980
AbbVie, Inc.	139,414	7,574,363
ACADIA Pharmaceuticals, Inc.* (a)	35,997	743,338
AcelRx Pharmaceuticals, Inc.* (a)	50,460	464,232
Actavis PLC*	40,466	8,560,178
Aerie Pharmaceuticals, Inc.*	24,642	386,140
Allergan, Inc.	33,717	5,646,249
AstraZeneca PLC (ADR)	62,220	4,492,284
Auxilium Pharmaceuticals, Inc.* (a)	52,524	1,175,487
Bayer AG (Registered)	24,721	3,575,403
BioDelivery Sciences International, Inc.* (a)	63,793	610,499
Bristol-Myers Squibb Co.	202,321	10,063,446
Eli Lilly & Co.	121,002	7,243,180
Forest Laboratories, Inc.*	44,048	4,174,869
Furiex Pharmaceuticals, Inc.*	8,031	830,084
Intercept Pharmaceuticals, Inc.*	800	189,288
Jazz Pharmaceuticals PLC*	3,594	509,845
Johnson & Johnson	98,733	10,017,450
Mallinckrodt PLC* (a)	8,093	629,312
Merck & Co., Inc.	188,701	10,918,240
Mylan, Inc.*	93,440	4,657,050
Novartis AG (Registered)	49,955	4,479,493
NPS Pharmaceuticals, Inc.* (a)	36,028	1,121,552
Orexigen Therapeutics, Inc.* (a)	70,766	457,148
Perrigo Co. PLC	27,068	3,740,798
Pfizer, Inc.	274,656	8,138,057
Receptos, Inc.*	18,174	540,858
Roche Holding AG (Genusschein)	19,382	5,703,134
Salix Pharmaceuticals Ltd.*	12,894	1,470,947
Sanofi (ADR)	56,630	3,018,379
Shire PLC (ADR)	16,438	2,850,185
Teva Pharmaceutical Industries Ltd. (ADR)	64,369	3,249,991
UCB SA	24,213	1,930,188
Valeant Pharmaceuticals International, Inc.*	23,594	3,095,769
Zoetis, Inc.	31,124	955,507
		127,932,923
Total Common Stocks (Cost $159,857,362)		299,022,833

Securities Lending Collateral 4.8%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $14,577,688)	14,577,688	14,577,688

Cash Equivalents 2.6%
Central Cash Management Fund, 0.05% (b) (Cost $7,757,040)	7,757,040	7,757,040

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,192,090)†	105.7	321,357,561
Other Assets and Liabilities, Net	(5.7)	(17,223,669)
Net Assets	100.0	304,133,892

* Non-income producing security.

† The cost for federal income tax purposes was $182,604,923. At May 31, 2014, net unrealized appreciation for all securities based on tax cost was $138,752,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,745,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,993,211.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at May 31, 2014 amounted to $14,067,884, which is 4.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Biotechnology	$67,149,327	$—	$—	$67,149,327
Health Care Services	48,573,880	—	—	48,573,880
Life Sciences Tools & Services	12,528,246	—	—	12,528,246
Medical Supply & Specialty	42,838,457	—	—	42,838,457
Pharmaceuticals	112,244,705	15,688,218	—	127,932,923
Short-Term Investments (d)	22,334,728	—	—	22,334,728
Total	$305,669,343	$15,688,218	$—	$321,357,561

There have been no transfers between fair value measurement levels during the year ended May 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $159,857,362) — including $14,067,884 of securities loaned	$299,022,833
Investment in Daily Assets Fund Institutional (cost $14,577,688)*	14,577,688
Investment in Central Cash Management Fund (cost $7,757,040)	7,757,040
Total investments in securities, at value (cost $182,192,090)	321,357,561
Foreign currency, at value (cost $90,923)	89,329
Receivable for investments sold	1,565,881
Receivable for Fund shares sold	85,505
Dividends receivable	372,018
Interest receivable	4,315
Foreign taxes recoverable	116,463
Other assets	31,176
Total assets	323,622,248
Liabilities
Payable upon return of securities loaned	14,577,688
Payable for investments purchased	4,325,753
Payable for Fund shares redeemed	160,505
Accrued management fee	193,689
Accrued Trustees' fees	2,337
Other accrued expenses and payables	228,384
Total liabilities	19,488,356
Net assets, at value	$304,133,892
Net Assets Consist of
Undistributed net investment income	60,825
Net unrealized appreciation (depreciation) on: Investments	139,165,471
Foreign currency	(106)
Accumulated net realized gain (loss)	14,393,330
Paid-in capital	150,514,372
Net assets, at value	$304,133,892

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($68,100,343 ÷ 1,856,545 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$36.68
Maximum offering price per share (100 ÷ 94.25 of $36.68)	$38.92
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($518,198 ÷ 16,455 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.49
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,152,569 ÷ 414,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.76
Class S Net Asset Value, offering and redemption price(a) per share ($211,446,159 ÷ 5,511,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$38.37
Institutional Class Net Asset Value, offering and redemption price(a) per share ($10,916,623 ÷ 276,211 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$39.52

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $91,723)	$3,266,498
Income distributions — Central Cash Management Fund	4,150
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	67,691
Total income	3,338,339
Expenses: Management fee	2,124,894
Administration fee	277,764
Services to shareholders	463,518
Distribution and service fees	255,679
Custodian fee	15,235
Professional fees	83,544
Reports to shareholders	49,518
Registration fees	73,428
Trustees' fees and expenses	11,819
Other	16,007
Total expenses before expense reductions	3,371,406
Expense reductions	(89,873)
Total expenses after expense reductions	3,281,533
Net investment income (loss)	56,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	23,437,841
Foreign currency	4,019
23,441,860
Change in net unrealized appreciation (depreciation) on: Investments	47,077,793
Foreign currency	3,676
47,081,469
Net gain (loss)	70,523,329
Net increase (decrease) in net assets resulting from operations	$70,580,135

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$56,806	$801,505
Net realized gain (loss)	23,441,860	17,006,760
Change in net unrealized appreciation (depreciation)	47,081,469	38,575,839
Net increase (decrease) in net assets resulting from operations	70,580,135	56,384,104
Distributions to shareholders from: Net investment income: Class A	—	(113,585)
Class S	—	(818,531)
Institutional Class	—	(39,040)
Net realized gains: Class A	(4,161,251)	(2,907,980)
Class B	(57,022)	(72,813)
Class C	(856,935)	(546,565)
Class S	(13,650,140)	(10,880,011)
Institutional Class	(649,825)	(459,275)
Total distributions	(19,375,173)	(15,837,800)
Fund share transactions: Proceeds from shares sold	74,748,595	48,682,974
Reinvestment of distributions	18,702,490	15,234,106
Payments for shares redeemed	(69,556,225)	(48,195,197)
Redemption fees	7,325	6,883
Net increase (decrease) in net assets from Fund share transactions	23,902,185	15,728,766
Increase (decrease) in net assets	75,107,147	56,275,070
Net assets at beginning of period	229,026,745	172,751,675
Net assets at end of period (including undistributed net investment income of $60,825 and $0, respectively)	$304,133,892	$229,026,745

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$30.50		$25.10		$27.51	$21.56	$18.33
Income (loss) from investment operations: Net investment income (loss)a	(.05)		.07		(.03)	(.05)	(.07)
Net realized and unrealized gain (loss)	8.74		7.69		(.25)	6.52	3.30
Total from investment operations	8.69		7.76		(.28)	6.47	3.23
Less distributions from: Net investment income	—		(.09)		—	—	—
Net realized gains	(2.51)		(2.27)		(2.13)	(.52)	—
Total distributions	(2.51)		(2.36)		(2.13)	(.52)	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$36.68		$30.50		$25.10	$27.51	$21.56
Total Return (%)b	29.49	c	32.82	c	(.03)	30.48	17.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68		45		32	35	30
Ratio of expenses before expense reductions (%)	1.37		1.45		1.49	1.55	1.61
Ratio of expenses after expense reductions (%)	1.34		1.37		1.49	1.55	1.61
Ratio of net investment income (loss) (%)	(.13)		.24		(.13)	(.22)	(.34)
Portfolio turnover rate (%)	33		40		27	21	33
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$26.69	$22.31	$24.92	$19.74	$16.90
Income (loss) from investment operations: Net investment income (loss)a	(.27)	(.14)	(.22)	(.23)	(.18)
Net realized and unrealized gain (loss)	7.58	6.79	(.26)	5.93	3.02
Total from investment operations	7.31	6.65	(.48)	5.70	2.84
Less distributions from: Net realized gains	(2.51)	(2.27)	(2.13)	(.52)	—
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$31.49	$26.69	$22.31	$24.92	$19.74
Total Return (%)b,c	28.49	31.83	(.88)	29.37	16.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	2
Ratio of expenses before expense reductions (%)	2.27	2.35	2.37	2.47	2.46
Ratio of expenses after expense reductions (%)	2.09	2.18	2.33	2.39	2.34
Ratio of net investment income (loss) (%)	(.93)	(.57)	(1.00)	(1.06)	(1.07)
Portfolio turnover rate (%)	33	40	27	21	33
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$26.89		$22.46		$25.04	$19.81	$16.96
Income (loss) from investment operations: Net investment income (loss)a	(.26)		(.12)		(.19)	(.20)	(.18)
Net realized and unrealized gain (loss)	7.64		6.82		(.26)	5.95	3.03
Total from investment operations	7.38		6.70		(.45)	5.75	2.85
Less distributions from: Net realized gains	(2.51)		(2.27)		(2.13)	(.52)	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$31.76		$26.89		$22.46	$25.04	$19.81
Total Return (%)b	28.54	c	31.84	c	(.75)	29.52	16.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		8		6	7	6
Ratio of expenses before expense reductions (%)	2.11		2.18		2.21	2.28	2.31
Ratio of expenses after expense reductions (%)	2.09		2.13		2.21	2.28	2.31
Ratio of net investment income (loss) (%)	(.87)		(.51)		(.84)	(.95)	(1.04)
Portfolio turnover rate (%)	33		40		27	21	33
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$31.73		$26.03		$28.37	$22.15	$18.77
Income (loss) from investment operations: Net investment income (loss)a	.04		.14		.04	.02	(.01)
Net realized and unrealized gain (loss)	9.11		8.00		(.25)	6.72	3.39
Total from investment operations	9.15		8.14		(.21)	6.74	3.38
Less distributions from: Net investment income	—		(.17)		—	—	—
Net realized gains	(2.51)		(2.27)		(2.13)	(.52)	—
Total distributions	(2.51)		(2.44)		(2.13)	(.52)	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$38.37		$31.73		$26.03	$28.37	$22.15
Total Return (%)	29.80	b	33.19	b	.22	30.89	18.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211		168		129	136	118
Ratio of expenses before expense reductions (%)	1.12		1.18		1.22	1.25	1.31
Ratio of expenses after expense reductions (%)	1.09		1.12		1.22	1.25	1.31
Ratio of net investment income (loss) (%)	.11		.49		.15	.08	(.04)
Portfolio turnover rate (%)	33		40		27	21	33
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended May 31,
	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$32.62		$26.71		$29.05	$22.62	$19.12
Income (loss) from investment operations: Net investment income (loss)a	.04		.15		.04	.06	.04
Net realized and unrealized gain (loss)	9.37		8.22		(.25)	6.89	3.46
Total from investment operations	9.41		8.37		(.21)	6.95	3.50
Less distributions from: Net investment income	—		(.19)		—	—	—
Net realized gains	(2.51)		(2.27)		(2.13)	(.52)	—
Total distributions	(2.51)		(2.46)		(2.13)	(.52)	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$39.52		$32.62		$26.71	$29.05	$22.62
Total Return (%)	29.82	b	33.23	b	.22	31.18	18.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		7		6	13	10
Ratio of expenses before expense reductions (%)	1.12		1.15		1.16	1.04	1.06
Ratio of expenses after expense reductions (%)	1.09		1.10		1.16	1.04	1.06
Ratio of net investment income (loss) (%)	.11		.51		.14	.26	.21
Portfolio turnover rate (%)	33		40		27	21	33
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Health and Wellness Fund (formerly DWS Health Care Fund) (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$4,267,519
Undistributed long-term capital gains	$10,599,468
Unrealized appreciation (depreciation) on investments	$138,752,638

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2014	2013
Distributions from ordinary income*	$4,045,785	$1,701,229
Distributions from long-term capital gains	$15,329,388	$14,136,571

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $92,786,288 and $90,046,829, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.33%
Class B	2.08%
Class C	2.08%
Class S	1.08%
Institutional Class	1.08%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.34%
Class B	2.09%
Class C	2.09%
Class S	1.09%
Institutional Class	1.09%

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2014, the Administration Fee was $277,764, of which $25,319 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2014
Class A	$55,250	$20,086	$7,545
Class B	1,713	1,289	90
Class C	7,436	2,780	354
Class S	197,675	62,600	26,704
Institutional Class	12,759	3,118	1,945
	$274,833	$89,873	$36,638

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class B	$5,201	$342
Class C	81,306	8,248
	$86,507	$8,590

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2014	Annual Rate
Class A	$140,625	$27,346	.24%
Class B	1,706	249	.25%
Class C	26,841	5,389	.25%
	$169,172	$32,984

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2014, aggregated $23,440.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2014, the CDSC for Class B and C shares aggregated $613 and $1,340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2014, DIDI received $802 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,879, of which $6,346 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended May 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,754.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	722,122	$24,495,482	484,745	$13,503,265
Class B	1,499	41,546	7,950	193,785
Class C	195,676	5,810,477	69,945	1,725,133
Class S	1,159,226	41,361,202	1,107,497	31,740,716
Institutional Class	83,032	3,039,888	51,248	1,520,075
		$74,748,595		$48,682,974
Shares issued to shareholders in reinvestment of distributions
Class A	122,978	$4,032,445	113,042	$2,866,734
Class B	1,988	56,166	3,156	70,294
Class C	27,332	778,693	22,058	494,984
Class S	384,861	13,185,362	428,986	11,303,779
Institutional Class	18,414	649,824	18,395	498,315
		$18,702,490		$15,234,106
Shares redeemed
Class A	(469,082)	$(15,881,592)	(387,018)	$(10,488,370)
Class B	(15,818)	(467,305)	(20,062)	(489,390)
Class C	(95,908)	(2,879,285)	(68,384)	(1,649,346)
Class S	(1,328,039)	(48,440,169)	(1,182,504)	(34,129,261)
Institutional Class	(51,198)	(1,887,874)	(50,188)	(1,438,830)
		$(69,556,225)		$(48,195,197)
Redemption fees		$7,325		$6,883
Net increase (decrease)
Class A	376,018	$12,649,462	210,769	$5,883,928
Class B	(12,331)	(369,593)	(8,956)	(225,311)
Class C	127,100	3,710,173	23,619	572,064
Class S	216,048	6,110,304	353,979	8,918,525
Institutional Class	50,248	1,801,839	19,455	579,560
		$23,902,185		$15,728,766

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Health and Wellness Fund will be renamed Deutsche Health and Wellness Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Health and Wellness Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health and Wellness Fund (formerly DWS Health Care Fund) (the "Fund") at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,091.90	$1,088.00	$1,087.90	$1,093.40	$1,093.40
Expenses Paid per $1,000*	$6.99	$10.88	$10.88	$5.69	$5.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,018.25	$1,014.51	$1,014.51	$1,019.50	$1,019.50
Expenses Paid per $1,000*	$6.74	$10.50	$10.50	$5.49	$5.49

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health and Wellness Fund	1.34%	2.09%	2.09%	1.09%	1.09%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $1.99 per share from net long-term capital gains during its year ended May 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,872,000 as capital gain dividends for its year ended May 31, 2014.

For corporate shareholders, 64% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,695,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Health and Wellness Fund's (formerly DWS Health Care Fund's) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

—In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	104	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	104	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	104	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	104	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6,9 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of June 16, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DHCF-2
(R-027917-3 7/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH AND WELLNESS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$58,666	$0	$0	$1,500
2013	$58,634	$0	$0	$1,500

The “Tax Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$51,500	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$1,500	$66,535	$0	$68,035
2013	$1,500	$51,500	$0	$53,000

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health and Wellness Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014